COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9 - COMMITMENTS AND CONTINGENCIES

A. Royalties to the IIA:

In September 2019, the IIA approved a grant to the Company for the development of intravenous blood oxygenation system for an aggregate budget of NIS 4,880,603 (approximately $1,500). The IIA committed to fund 60% of the approved budget. Eventually the project budget concluded in the aggregate amount of NIS 4,623,142 (approximately $1,333). The program is for the period beginning October 2019 through November 2020. From 2019 to 2021, the Company received total funds in the amount of NIS 2,773,885 (approximately $809) from the IIA, which were recorded as IIA participation and were deducted from R&D expenses.

In October 2023, the IIA approved a grant to support another development project of the Company at an aggregate budget of NIS 3,850,869 (approximately $1,062). The IIA committed to fund 40% of the approved budget.

The program is for the period beginning January 2024 through March 2025, and as of December 31, 2025, the Company received total funds in the amount of NIS 1,410,925 (approximately $385) from the IIA, which were recorded as IIA participation and were deducted from the R&D expenses.

According to the agreements with the IIA, the Company will pay royalties of 3% of future sales up to an amount equal to the accumulated grant received linked to the USD and bearing interest at an annual rate of SOFR. Repayment of the grants are contingent upon the successful completion of the Company’s R&D programs and generating sales. The Company has no obligation to repay these grants if the R&D programs fail, are unsuccessful or aborted or if no sales are generated.

During 2025 the Company generated revenues in the amount of approximately $289; accordingly, royalties to the IIA in the amount of $9 were incurred and recorded as cost of sales, and were paid during the year. As of December 31, 2025, the maximum obligation with respect to the grants received from the IIA, contingent upon entitled future sales, is $1,363 includes SOFR interest and after deduction of the royalties payment.

The Company has obligations regarding know-how, technology, or products, not to transfer the information, rights thereon and production rights which derive from the research and development without the IIA Research Committee approval.

B.  Legal Claims

In the normal course of business, various legal claims and other contingent matters may arise. Management believes that any liability that may arise from such matters would not have a material adverse effect on the Company’s results of operations or financial condition as of and for the years ended December 31, 2025, and 2024.

On December 12, 2021, the Company terminated its employment agreement with Dr. Udi Nussinovitch, one of its founders who served as the Company’s Chief Scientific Officer since March 2018. On February 24, 2022, the Company sued Mr. Nussinovitch for breach good faith and his fiduciary duties as a shareholder and former officer of the Company. On November 9, 2022, Mr. Nussinovitch filed a Statement of Claim against the Company, as well as a Statement of Claim with the regional labor court in Tel Aviv, Israel on November 8, 2022. Mr. Nussinovitch alleged certain deficiencies in the Company’s Extraordinary General Meeting of Shareholders held on Friday, December 17, 2021, resulting from his status as a minority shareholder. In addition, with respect to the labor dispute, Mr. Nussinovitch is seeking renumeration and the issuance of Ordinary Shares.

On July 19, 2023, a partial hearing about the labor dispute was held, in which the parties were required by the court to file their positions on a stay of the proceeding pending the decision on the case initiated by Mr. Nussinovitch in the District Court. On January 21, 2024, a partial hearing about the civil case was held. During the hearing, the court suggested the parties consider the possibility of resolving the case through an out-of-court arrangement or mediation. The parties agreed to a mediation process which did not succeed.  On January 7, 2025, Mr. Nussinovitch filed a motion to amend his Statement of Claim, requesting to modify the requested relief. Instead of the original remedies sought, Mr. Nussinovitch now requests that the Company or Mr. Ben Noon and Mr. Hayon purchase all of his rights and shares in the Company at their average value from the date of the Company’s initial public offering until the date of the general meeting held on December 17, 2021. On January 13, 2025, a pretrial hearing was held. The court denied Mr. Nussinovitch’s motion to amend and instructed him to notify whether he wishes to withdraw his original claim or maintain it.,

On March 14, 2025, Mr. Nussinovitch informed the court that he would proceed with the original claim, despite the court’s instruction to address the Company’s motion to dismiss and explain how the case could continue after he had stated it was moot. On May 7, 2025, the court partially granted the motion to dismiss, ruling that continuation of the case is subject to payment of court fees. Claims deemed no longer relevant by Mr. Nussinovitch were dismissed, including requests to nullify past resolutions, reverse his removal from the board, challenge director independence, invalidate certain decisions, and appoint an auditor. The court allowed certain declaratory claims to proceed, including allegations of breach of duties, minority oppression, and wrongful removal from the board. The remaining operative claim—entitlement to benefits granted to controlling shareholders—also requires payment of court fees. A preliminary hearing was held on September 8, 2025, setting deadlines for witness statements. On September 18, 2025, Mr. Nussinovitch agreed to dismiss claims against the directors of the Company. On December 8, 2025, he submitted his witness statements.

The Company believes that it is not probable that a payment will be required to settle this matter.

Accordingly, in accordance with ASC 450, no provision has been recorded in the financial statements